Exhibit 10.1.2
THIRD AMENDMENT
     THIRD AMENDMENT, dated as of March 27, 2008 (this “Amendment”), to the Amended and Restated Competitive Advance and Revolving Credit Agreement, dated as of January 6, 2006 (as previously amended, the “Credit Agreement”), among PHH Corporation, a Maryland corporation (the “Borrower”), PHH Vehicle Management Services, Inc., a Canadian corporation (the “Canadian Subsidiary Borrower”), the lenders from time to time party thereto (the “Lenders”), Citicorp USA, Inc., as Syndication Agent, The Bank of Nova Scotia (the “Canadian Lender”) and Wachovia Bank, National Association, as Co-Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent.
W I T N E S S E T H :
     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;
     WHEREAS, the Borrower has requested that a certain provision of the Credit Agreement be amended as set forth herein; and
     WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;
     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
     1. Defined Terms. Unless otherwise defined herein, capitalized terms shall have the meanings given to them in the Credit Agreement.
     2. Amendment to Section 7(e). Section 7(e) of the Credit Agreement is hereby amended by inserting the following at the end of the first proviso following subclause (iii) therein:
     “or with respect to any Indebtedness that is convertible, in whole or in part, into shares of capital stock of the Borrower and/or cash based on any formula(s) that reference the trading price of shares of capital stock of the Borrower, any payment for settlement (whether in cash or otherwise) upon conversion thereof”.
     3. Amendment Fee. The Borrower shall pay to Administrative Agent for the account of each Lender that executes and delivers a counterpart to this Amendment on or before Noon (New York City time) on March 27, 2008, an amendment fee equal to 0.025% of the outstanding principal amount of such Lender’s Revolving Commitments.
     4. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.
     5. Effectiveness of Amendment. This Amendment shall become effective as of the date the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

     6. Continuing Effect; No Other Amendments. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect.
     7. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
     8. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile or electronic transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
     9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

PHH CORPORATION, as the Borrower
By:	/s/ Mark E Johson
	Name:	Mark E Johson
	Title:	Vice President & Treasurer

PHH VEHICLE MANAGEMENT SERVICES, INC., as the Canadian Borrower
By:	/s/ Mark E Johson
	Name:	Mark E Johson
	Title:	Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ John J Coffey
	Name:	John J Coffey
	Title:	Managing Director

ABN AMRO Bank N.V.
By:	/s/ Andrew C. Salerno
	Name:	Andrew C. Salerno
	Title:	Director

By:	/s/ Michael DeMarco
	Name:	Michael DeMarco
	Title:	Vice President

BARCLAYS BANK PLC
By:	/s/ Nicholas Bell
	Name:	Nicholas Bell
	Title:	Director

BANK OF COMMUNICATIONS CO., LTD., New York Branch
By:	/s/ Shelley He
	Name:	Shelley He
	Title:	Deputy General Manager

BANK OF AMERICA, N.A.
By:	/s/ Stephanie Brown
	Name:	Stephanie Brown
	Title:	Vice President

BMO CAPITAL MARKETS FINANCING, INC.
By:	/s/ Joseph W. Linder
	Name:	Joseph W. Linder
	Title:	Vice President

CALYON NEW YORK BRANCH
By:	/s/ Sebastian Rocco
	Name:	Sebastian Rocco
	Title:	Managing Director

CIBC INC.
By:	/s/ Dominic J. Sorresso
	Name:	Dominic J. Sorresso
	Title:	Executive Director

CITIBANK, N.A.
By:
Name:
Title:

CITICORP USA, INC.
By:	/s/ Hugo Arias
	Name:	Hugo Arias
	Title:	Director

MANUFACTURERS & TRADERS TRUST COMPANY
By:	/s/ Laurel LB Magruder
	Name:	Laurel LB Magruder
	Title:	Vice President

MELLON BANK, N.A.
By:	/s/ Donald G. Cassidy, Jr.
	Name:	Donald G. Cassidy, Jr.
	Title:	Senior Vice President

MERILL LYNCH BANK USA
By:	/s/ David Millett
	Name:	David Millett
	Title:	Vice President

MIZUHO CORPORATE BANK, LTD.
By:	/s/ Robert Gallagher
	Name:	Robert Gallagher
	Title:	Authorized Signatory

ROYAL BANK OF CANADA
By:	/s/ Howard Lee
	Name:	Howard Lee
	Title:	Authorized Signatory

BANK OF NOVA SCOTIA, as the Canadian Lender
By:	/s/ David Mahmood
	Name:	David Mahmood
	Title:	Managing Director

THE NORTHERN TRUST COMPANY
By:	/s/ Peter J. Hallan
	Name:	Peter J. Hallan
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND
By:	/s/ Angela Reilly
	Name:	Angela Reilly
	Title:	Managing Director

UBS LOAN FINANCE, LLC
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

WACHOVIA BANK, National Association
By:	/s/ Tray Jones
	Name:	Tray Jones
	Title:	Vice President

WELLS FARGO BANK, N.A.
By:	/s/ Sid Khanolkar
	Name:	Sid Khanolkar
	Title:	Vice President